UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

SJW GROUP
(Name of Registrant as Specified In Its Charter)

CALIFORNIA WATER SERVICE GROUP
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing contains the following documents issued by California Water Service Group (“California Water”) on May 14, 2018 related to California Water’s all-cash proposal to acquire SJW Group (“SJW”):

•                  a fact sheet regarding an overview of the proposed combination of California Water and SJW (the “Combination”);

•                  a fact sheet regarding California Water’s commitment to environmental sustainability;

•                  a fact sheet regarding California Water’s commitment to employees;

•                  a fact sheet regarding the benefit of the Combination to customers;

•                  a fact sheet regarding the benefit of the Combination to the local community; and

•                  a fact sheeting comparing the Combination with SJW’s proposed merger with Connecticut Water Service, Inc..

Forward-Looking Statements

This filing and the following documents contain forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 (“Act”). The forward-looking statements are intended to qualify under provisions of the federal securities laws for “safe harbor” treatment established by the Act. Forward-looking statements are based on currently available information, expectations, estimates, assumptions and projections, and management’s judgment about California Water, the water utility industry and general economic conditions. Such words as would, expects, intends, plans, believes, estimates, assumes, anticipates, projects, predicts, forecasts or variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not guarantees of future performance. They are subject to uncertainty and changes in circumstances. Actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause a result different than expected or anticipated include, but are not limited to: the failure to consummate the proposed transaction with SJW upon the terms set forth in California Water’s Acquisition Proposal; governmental and regulatory commissions’ decisions; changes in regulatory commissions’ policies and procedures; the timeliness of regulatory commissions’ actions concerning rate relief; changes in environmental compliance and water quality requirements; electric power interruptions; changes in customer water use patterns and the effects of conservation; the impact of weather and climate on water availability, water sales and operating results; civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; labor relations matters as we negotiate with the unions; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends; and, other risks and unforeseen events. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as our Annual 10-K, Quarterly 10-Q, and other reports filed from time-to-time with the Securities and Exchange Commission. California Water assumes no obligation to provide public updates of forward-looking statements except to the extent required by law.

Important Additional Information

On May 2, 2018, California Water filed a preliminary proxy statement with the Securities and Exchange Commission (the “Preliminary Proxy Statement”) to solicit proxies in opposition to resolutions related to the pending merger between SJW Group and Connecticut Water Group. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT TO BE FILED BY CALIFORNIA WATER (WHEN IT IS AVAILABLE), AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. All such documents, if filed, would be available free of charge at the Securities and Exchange Commission’s website (www.sec.gov) or by directing a request to Innisfree M&A Incorporated at (888) 750-5834 (banks and brokers call collect at (212) 750-5833).

Participants in the Solicitation

California Water, its directors and certain of its officers and employees may be deemed to be participants in any solicitation of SJW Group stockholders in connection with the proposed transaction between California Water and

SJW Group. Information about such participants, and a description of their direct or indirect interests, by security holdings or otherwise, is included in the Preliminary Proxy Statement.

**************************************************************

California Water Service & San Jose Water: A Common-Sense Combination A Compelling Story: Since 1926, California Water has worked to improve the quality of life in the communities it serves across California. Combined, California Water and San Jose Water will bring this same commitment to the greater San Jose area. Creates Larger and Stronger California-based Water Utility 3M people served Adjoining Service Areas in the Bay Area Allows for seamless integration and operation of combined water systems Significant Benefits for All Stakeholders: To learn more about California Water’s proposal to combine with San Jose Water, please visit http://www.sjwvalue.com We Believe San Jose Water/Connecticut Water Merger is Inferior to California Water’s Proposal Uncertain Given Eversource Connecticut Water Regulatory Approval Needed in Connecticut/Maine — Unfamiliar Territory for San Jose Water SUBSTANTIAL EXECUTION RISKS OPERATING TWO SEPARATE SYSTEMS 3,000 MILES APART IN DIFFERENT REGULATORY ENVIRONMENTS 50% of Board Unfamiliar with San Jose — 6 of 12 Directors from Connecticut Water Resources and Attention Diverted Away from California to East Coast Path to Completion Energy’s Pending Bid for CUSTOMERSEMPLOYEES • California Water’s award-winning customer service • Cost savings shared with customers • Operational efficiencies, additional resources, leading information technology • Commitment to continue strong track record of infrastructure investments • Review by the California Public Utilities Commission and Office of Ratepayer Advocates to ensure customers benefit • Greater opportunities across both companies • Collective bargaining unit agreements honored • California Water recognized as award-winning employer of choice • No layoffs below executive level LOCAL COMMUNITES STOCKHOLDERS • Local management focused on local communities— California Water CEO is a San Jose native and majority of Board Directors are California residents • California Water has strong knowledge of San Jose community • Enhancing key programs – conservation, affordability, sustainability, environmental protection • Support for disadvantaged neighboring communities who lack access to safe clean water • $68.25 per share paid in cash • We believe our proposal is superior for San Jose Water stockholders; exceeds all time San Jose Water closing stock price • Delivers immediate, certain value at closing • No financing contingency • California Water can move quickly on due diligence, reaching agreement, obtaining regulatory approvals • Synergies realized through elimination of redundant public company costs

To learn more about California Water’s proposal to combine with San Jose Water, please visit: http://www.sjwvalue.com IMPORTANT ADDITIONAL INFORMATION AND PARTICIPANTS On May 2, 2018, California Water filed a preliminary proxy statement with the Securities and Exchange Commission (the “Preliminary Proxy Statement”) to solicit proxies in opposition to resolutions related to the pending merger between SJW Group and Connecticut Water Service, Inc. SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT TO BE FILED BY CALIFORNIA WATER (WHEN IT IS AVAILABLE), AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. All such documents, if filed, would be available free of charge at the Securities and Exchange Commission’s website (www.sec.gov) or by directing a request to Innisfree M&A Incorporated at (888) 750-5834 (banks and brokers call collect at (212) 750-5833). California Water, its directors and certain of its officers and employees may be deemed to be participants in any solicitation of SJW Group stockholders in connection with the proposed transaction between California Water and SJW Group. Information about such participants, and a description of their direct or indirect interests, by security holdings or otherwise, is included in the Preliminary Proxy Statement.

California Water Service & San Jose Water: A Common-Sense Combination for Environmental Sustainability • California Water’s CEO provided expert testimony to Congress on strategies to improve the Safe Drinking Water Act and address failing water systems. California Water received the NAWC Management Innovation Award for a program that utilizes GPS technology and GIS to enhance its water-use efficiency efforts. California Water saved one million trout hatchlings by assisting California Department of Water Resources following the failure of the State of California’s Oroville Dam. California Water worked with the State Water Resources Control Board and Department of Water Resources to complete a one-of-a-kind study on commercial and industrial water use during California’s historic drought. California Water commissioned a state-of-the-art fish ladder in Bear Gulch Creek in Woodside to help Steelhead reach their historic spawning grounds. California Water sits on the Board of Directors of the California Water Efficiency Partnership. California Water is a member of the Department of Water Resources and State Water Resources Control Board’s Stakeholder Workgroup for the Performance Standards for Water Loss Control. • • Since 1926, California Water has been devoted to meeting its customers’ current and future water needs, and its respect for the environment and the earth’s water supply is reflected in the way the company does business. • • • • In combining California Water with San Jose Water, we will bring this same devotion to sustainability to all of San Jose Water’s operating areas. • California Water has a nationally-recognized, award-winning water-use efficiency program. Efficiency efforts implemented in 2017 alone will save more than 1.6 billion gallons of water. In response to the State’s historic drought, California Water adopted a customer-friendly drought response plan, based on each customer’s unique usage characteristics and established individual water-use budgets. • CALIFORNIA WATER HAS AWARD WINNING WATER USE PROGRAMS/INITIATIVES CALIFORNIA WATER IS A RECOGNIZED LEADER IN WATER POLICY

• • California Water operates one of the largest recycled water distribution systems in the nation. California Water is studying the feasibility of bringing additional sustainable water supply sources online including non-potable recycled water projects in Northern and Southern California, indirect potable reuse projects in the Bay Area, and new surface water supplies in Northern California. California Water is actively involved in efforts to develop additional statewide water storage projects. California Water is partnering with Apple, the City of Sunnyvale, and the Santa Clara Valley Water District to provide recycled water to the new Apple 2 Campus in Cupertino. California Water is engaged with multiple groundwater sustainability agencies across California to help ensure the long-term viability of the state’s groundwater supplies. California Water works with integrated regional water management groups across the state, which collaborate to effectively manage regional water resources. • • • • TO LEARN MORE ABOUT Our commitment to water quality, please visit: https://www.calwater.com/waterquality/ Our conservation efforts, please visit: https://www.calwater.com/conservation/ Our proposal to combine with San Jose Water, please visit: http://www.sjwvalue.com IMPORTANT ADDITIONAL INFORMATION AND PARTICIPANTS On May 2, 2018, California Water filed a preliminary proxy statement with the Securities and Exchange Commission (the “Preliminary Proxy Statement”) to solicit proxies in opposition to resolutions related to the pending merger between SJW Group and Connecticut Water Service, Inc. SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT TO BE FILED BY CALIFORNIA WATER (WHEN IT IS AVAILABLE), AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. All such documents, if filed, would be available free of charge at the Securities and Exchange Commission’s website (www.sec.gov) or by directing a request to Innisfree M&A Incorporated at (888) 750-5834 (banks and brokers call collect at (212) 750-5833). California Water, its directors and certain of its officers and employees may be deemed to be participants in any solicitation of SJW Group stockholders in connection with the proposed transaction between California Water and SJW Group. Information about such participants, and a description of their direct or indirect interests, by security holdings or otherwise, is included in the Preliminary Proxy Statement. CALIFORNIA WATER IS WORKING TO SECURE CALIFORNIA’S WATER FUTURE

California Water Service & San Jose Water: A Common-Sense Combination for All Employees

California Water: A Recognized Employer of Choice

California Water was named a Great Place to Work and a Top Bay Area Workplace for six consecutive years.

Combined, California Water and San Jose Water will provide employees of both companies with **enhanced career opportunities** that come from being part of a larger, and stronger, **California-focused** organization that **values** their contributions.

Check out https://bit.ly/2I4nhvA to hear more from California Water employees about what makes it a special place to work.

Quality. Service. Value.®

CALIFORNIA WATER IS COMMITTED TO SJW EMPLOYEES

As part of its proposal for a common-sense combination with San Jose Water, California Water has committed to:

- ✔ **No** employee lay-offs below the executive/officer level
- ✔ **No** significant changes in compensation or benefits
- ✔ **Yes,** all collective bargaining unit agreements will be honored



"They go above and beyond what an employer should do and always strive to improve. This job helps me grow as a person. They show appreciation to employees."

—California Water Employee, Employee Survey, 2017

CALIFORNIA WATER TAKES CARE OF ITS EMPLOYEES

- ✔ Competitive pay and generous benefits, including:
  - Comprehensive medical coverage
  - Promotions from within
  - 401(k) plan with match
  - Company-funded pension plan
  - Paid holidays and personal days
  - Vacation
  - Sick leave
  - Life insurance
  - Life assistance program
  - Disability benefits
  - Tuition reimbursement
  - Other discount programs
- ✔ Higher pay for higher certifications
- ✔ Commitment to safety, recognized by the American Water Works Association Larry C. Larson Award for Safety in 2017
- ✔ Employee Celebration Day, a day for employees to do something fun together as a team and be recognized for all they do to contribute to the company's success
- ✔ Leading Customer Loyalty training provided by Franklin Covey
- ✔ Continuous Improvement program that enables employees to do their jobs better

To learn more about California Water’s proposal to combine with San Jose Water, please visit: http://www.sjwvalue.com IMPORTANT ADDITIONAL INFORMATION AND PARTICIPANTS On May 2, 2018, California Water filed a preliminary proxy statement with the Securities and Exchange Commission (the “Preliminary Proxy Statement”) to solicit proxies in opposition to resolutions related to the pending merger between SJW Group and Connecticut Water Service, Inc. SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT TO BE FILED BY CALIFORNIA WATER (WHEN IT IS AVAILABLE), AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. All such documents, if filed, would be available free of charge at the Securities and Exchange Commission’s website (www.sec.gov) or by directing a request to Innisfree M&A Incorporated at (888) 750-5834 (banks and brokers call collect at (212) 750-5833). California Water, its directors and certain of its officers and employees may be deemed to be participants in any solicitation of SJW Group stockholders in connection with the proposed transaction between California Water and SJW Group. Information about such participants, and a description of their direct or indirect interests, by security holdings or otherwise, is included in the Preliminary Proxy Statement.

California Water Service & San Jose Water: A Common-Sense Combination for Customers We believe a combination of California Water and San Jose Water will be so much better for customers than San Jose Water’s proposed merger with Connecticut Water, an East Coast Utility. Since 1926, California Water has provided millions of Californians with safe, reliable, and high-quality water utility service. A combination of California Water and San Jose Water will bring these same benefits to all of San Jose Water’s customers. To learn more about California Water’s proposal to combine with San Jose Water, please visit http://www.sjwvalue.com San Jose Water Service Area • • Common-Sense California Water / San Jose Water Combination San Jose Water Merger with an East Coast Utility, Connecticut Water Service SHOULDN’T SAVINGS BE SHARED WITH CUSTOMERS? A combination of California Water and San Jose Water will eliminate redundant public company costs, and cost savings will be shared with customers. San Jose Water does not think so! San Jose Water has admitted that there “will be no change in customer rates” as a result of the proposed merger with Connecticut Water Service. SHOULDN’T THE FOCUS BE ON CUSTOMERS IN THE GREATER SAN JOSE AREA… NOT NEW ENGLAND? California Water already serves about 400,000 residents of the Bay Area, and its adjoining service areas with San Jose Water will allow for a seamless integration and operation of the combined water systems. Cal Water Service Area The proposed merger between San Jose Water and Connecticut Water Service would leave about 3,000 miles between the company’s two service areas and two headquarters. • • Connecticut Water Service Areas

Utility Residential Customer Satisfaction Index Ranking. more than $1.5 billion dollars in its water systems over the last ten years. and safety of its customers. to assist customers facing financial or other hardship. for the construction of new water treatment facilities. IMPORTANT ADDITIONAL INFORMATION AND PARTICIPANTS On May 2, 2018, California Water filed a preliminary proxy statement with the Securities and Exchange Commission (the “Preliminary Proxy Statement”) to solicit proxies in opposition to resolutions related to the pending merger between SJW Group and Connecticut Water Service, Inc. SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT TO BE FILED BY CALIFORNIA WATER (WHEN IT IS AVAILABLE), AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. All such documents, if filed, would be available free of charge at the Securities and Exchange Commission’s website (www.sec.gov) or by directing a request to Innisfree M&A Incorporated at (888) 750-5834 (banks and brokers call collect at (212) 750-5833). California Water, its directors and certain of its officers and employees may be deemed to be participants in any solicitation of SJW Group stockholders in connection with the proposed transaction between California Water and SJW Group. Information about such participants, and a description of their direct or indirect interests, by security holdings or otherwise, is included in the Preliminary Proxy Statement. Common-Sense California Water / San Jose Water Combination San Jose Water Merger with an East Coast Utility, Connecticut Water Service DON’T CUSTOMERS DESERVE SOME ASSURANCE THEY’LL BENEFIT? Both the California Public Utilities Commission and Office of Ratepayer Advocates would have to review the common-sense combination of California Water and San Jose Water to ensure customers will benefit. San Jose Water touts that there will not be any review of its proposed merger with Connecticut Water Service by the California Public Utilities Commission or Office of Ratepayer Advocates, meaning there won’t be any independent California-based parties evaluating the transaction and ensuring the best interests of San Jose Water’s California customers are protected. DON’T CUSTOMERS DESERVE AWARD-WINNING CUSTOMER SERVICE? As part of a common-sense combination of California Water and San Jose Water, customers in the greater San Jose area will receive the benefits of California Water’s award-winning customer service, as well as operational efficiencies, additional resources, and leading information technology. #$@&%*! San Jose Water has admitted that its proposed merger with Connecticut Water Service will enhance “customer service capabilities in New England.” But what about San Jose? CALIFORNIA WATER PUTS ITS CUSTOMERS FIRST. 4 J.D. Power and Associates ranked California Water 27 points above San Jose Water in their 2018 Water 4 To help ensure its customers have reliable and high-quality water service, California Water has invested 4 Every year, California Water completes about 400,000 water quality tests to help protect the health 4 California Water is one of the only water utilities in California to offer a company-funded grant program 4 California Water saved its customers tens of millions of dollars by getting the responsible parties to pay

California Water Service & San Jose Water: A Common-Sense Combination for Communities Unlike a merger between San Jose Water and an East Coast utility, Connecticut Water Service, we believe California Water and San Jose Water will provide significant benefits to the greater San Jose community. Since 1926, California Water has worked to improve the quality of life in the communities it serves across California. Combined, California Water and San Jose Water will bring this same commitment to the greater San Jose area. California Water, headquartered in San Jose, has a proven track record of supporting communities it serves. San Jose Water has admitted that, as part of its proposed merger with Connecticut Water, it would have two separate headquarters, with one 3,000 miles away on the East Coast. • • Cal Water Service Area San Jose Water Service Area Connecticut Water Service Areas • California Water serves a population of nearly 400,000 people in Cupertino, Mountain View, Sunnyvale, Los Altos, Los Altos Hills, San Carlos, San Mateo, South San Francisco, Portola Valley, Woodside, Atherton, Menlo Park, Redwood City, and Livermore. • California Water’s CEO is a San Jose native and a majority of the Board of Directors are California residents. • • CALIFORNIA WATER IS ALREADY INTIMATELY FAMILIAR WITH THE SAN JOSE COMMUNITY AND HAS A SIGNIFICANT LOCAL PRESENCE IN THE BAY AREA

California Water contributed more than $2.6 million to more than 300 local community organizations in the last five years alone, including: LOCAL BUSINESSES AND ORGANIZATIONS California Water supports the Silicon Valley Leadership Group, Silicon Valley Organization, Bay Area Council, Cupertino Chamber of Commerce, Los Altos Chamber of Commerce, Menlo Park Chamber of Commerce, San Carlos Chamber of Commerce, South San Francisco Chamber of Commerce, and San Mateo Chamber of Commerce, among others. STUDENTS California Water works closely with San Jose State University; sponsoring the California Water Chair at the Davidson College of Engineering, and also establishing an Endowment for student-athletes enrolled in the Lucas College of Business. California Water is one of the only water utilities in California to offer a college scholarship program, helping dozens of first-generation college students who live in its service areas. California Water is a multi-year partner and sponsor of work-study programs for students at Cristo Rey High School in San Jose. PHILANTHROPY California Water partners with the Second Harvest Food Bank, American Red Cross, United Way, Salvation Army, Boys & Girls Club, YMCA, and California Fire Foundation, among others. ENVIRONMENT California Water was recognized by California’s Department of Fish and Wildlife, CalTrout, Golden Salmon Association, and the Nor Cal Guides and Sportsman’s Association for its efforts to save salmon during the Oroville Dam emergency in 2017. DISADVANTAGED COMMUNITIES California Water offers support to disadvantaged neighboring communities who lack access to safe clean water; for example it extended pipelines to intertie water systems when community wells failed, and trucked water during droughts to communities that had no water. DIVERSE SUPPLIER BUSINESS SUPPORT Cal Water received the Distinguished Supplier Diversity Award from the U.S. Department of Commerce’s Minority Business Development Agency. Cal Water was named the Asian Inc. Supplier Diversity Champion of the Year in 2017. California Water has been a leader in the establishment of low income programs, affordability programs, and hardship grant programs to assist community members who have difficulty paying water bills. FOR MORE INFORMATION, PLEASE VISIT: https://www.calwater.com/community/lira/ https://www.calwater.com/community/charitable-contributions/ https://www.calwater.com/community/in-the-community/ IMPORTANT ADDITIONAL INFORMATION AND PARTICIPANTS On May 2, 2018, California Water filed a preliminary proxy statement with the Securities and Exchange Commission (the “Preliminary Proxy Statement”) to solicit proxies in opposition to resolutions related to the pending merger between SJW Group and Connecticut Water Service, Inc. SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT TO BE FILED BY CALIFORNIA WATER (WHEN IT IS AVAILABLE), AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. All such documents, if filed, would be available free of charge at the Securities and Exchange Commission’s website (www.sec.gov) or by directing a request to Innisfree M&A Incorporated at (888) 750-5834 (banks and brokers call collect at (212) 750-5833). California Water, its directors and certain of its officers and employees may be deemed to be participants in any solicitation of SJW Group stockholders in connection with the proposed transaction between California Water and SJW Group. Information about such participants, and a description of their direct or indirect interests, by security holdings or otherwise, is included in the Preliminary Proxy Statement. CALIFORNIA WATER IS COMMITTED TO IMPROVING THE QUALITY OF LIFE IN THE COMMUNITIES IT SERVES

California Water Service & San Jose Water:
A Common-Sense Combination

A Compelling Story:

Creates a Larger & Stronger California-based Water Utility
3 million people served

Adjoining Service Areas in the Bay Area
Allows for seamless integration and operation of combined water systems

Compared to a merger between San Jose Water Group and an East Coast Utility, Connecticut Water, we believe the **common-sense combination of California Water and San Jose Water will provide significant benefits to all stakeholders.**

California Water/San Jose Water: A Common-Sense Combination	San Jose Water/Connecticut Water: A Merger with East Coast Utility 3,000 Miles Away
CUSTOMERS	
✔ Elimination of redundant public company costs; savings will be shared with customers	✘ "There will be no change in customer rates"[1]
✔ San Jose Water's customers will receive California Water's award-winning customer service	✘ "Enhances customer service capabilities in New England"[2]
✔ San Jose Water's customers will benefit from operational efficiencies, additional resources, leading information technology	✘ San Jose Water only invested $104 million in infrastructure in 2017
✔ Commitment to continue strong record of infrastructure investment; California Water made $259 million of investment in water and wastewater systems in 2017	✘ No review by the California Public Utilities Commission or Office of Ratepayer Advocates
✔ Review by the California Public Utilities Commission and Office of Ratepayer Advocates to ensure customers benefit	
COMMUNITIES	
✔ Adjoining service areas in the Bay Area; combined 1.4 million customers served in the Bay Area	✘ Two separate systems located 3,000 miles apart
✔ Creates larger California-based water utility with its headquarters remaining in San Jose	✘ Two headquarters with separate management teams; one in San Jose and one in New England
✔ Board of Directors: majority California residents	✘ Board of Directors: 6 of 12 would come from Connecticut Water including Chairman and Lead Director; at most only 1/3 California residents
✔ Local roots starting at the top: California Water's CEO is a San Jose native and SJSU graduate	✘ Connecticut at the top: San Jose Water's new CEO was CEO of Connecticut Water for 11 years, and has only been in San Jose since Sept. 2017
EMPLOYEES	
✔ No employee lay-offs below the executive level	✘ Executives at both companies keep their jobs, separate interests and focuses, with no savings being shared with customers
✔ Greater advancement opportunities by working for a larger, California-based water utility	✘ Operating two separate systems that are 3,000 miles apart provides few – if any – new job opportunities
✔ Geographic familiarity and ability to easily share best practices will make employees more efficient	✘ Difficult to share best practices from two different systems
STOCKHOLDERS	
✔ $68.25 per-share all-cash proposal delivers immediate, certain value exceeding San Jose Water's all-time high closing price	✘ No premium for San Jose Water stockholders, who in our view would have to wait for uncertain benefits while bearing substantial execution risks associated with operating two separate systems 3,000 miles apart
✔ Requires approval from California Public Utilities Commission, which California Water has a proven track record of working successfully with, and the Public Utility Commission of Texas	✘ Regulatory approval needed in both Connecticut and Maine; unfamiliar territory for San Jose Water and very different regulatory regimes
✔ No financing contingency, diligence can be completed quickly	✘ We believe path to completion uncertain given Eversource Energy's competing bid for Connecticut Water
✔ Synergies to be realized through elimination of redundant public company costs	✘ Unidentified "compelling growth and investment opportunities"

To learn more about California Water's proposal to combine with San Jose Water, please visit:

http://www.sjwvalue.com

[1] San Jose Water press release, 5.2.2018
[2] San Jose Water investor presentation, 3.15.2018
[3] San Jose Water infographic, 3.15.2018

To learn more about California Water’s proposal to combine with San Jose Water, please visit: http://www.sjwvalue.com IMPORTANT ADDITIONAL INFORMATION AND PARTICIPANTS On May 2, 2018, California Water filed a preliminary proxy statement with the Securities and Exchange Commission (the “Preliminary Proxy Statement”) to solicit proxies in opposition to resolutions related to the pending merger between SJW Group and Connecticut Water Service, Inc. SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT TO BE FILED BY CALIFORNIA WATER (WHEN IT IS AVAILABLE), AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. All such documents, if filed, would be available free of charge at the Securities and Exchange Commission’s website (www.sec.gov) or by directing a request to Innisfree M&A Incorporated at (888) 750-5834 (banks and brokers call collect at (212) 750-5833). California Water, its directors and certain of its officers and employees may be deemed to be participants in any solicitation of SJW Group stockholders in connection with the proposed transaction between California Water and SJW Group. Information about such participants, and a description of their direct or indirect interests, by security holdings or otherwise, is included in the Preliminary Proxy Statement.